Exhibit 99.1

Esports Entertainment Group Completes Acquisition of Online Sportsbook and Casino Operator Argyll Entertainment

Jul 31, 2020

BIRKIRKARA, Malta, July 31, 2020 (GLOBE NEWSWIRE) — Esports Entertainment Group, Inc. (NasdaqCM: GMBL, GMBLW) (or the “Company”), a licensed online gambling company with a focus on esports wagering and 18+ gaming, is pleased to announce the closing of its acquisition of LHE Enterprises Ltd, the holding company of online sportsbook and casino operator Argyll Entertainment AG and its operating subsidiaries (“Argyll”).

Argyll Entertainment, winners of the Innovative Start-up of the Year at the 2018 EGR Marketing & Innovation Awards, launched its flagship brand, www.sportnation.bet in the summer of 2017. Argyll has established itself as a fast growing and innovative gaming company within the UK and Irish market leveraging its expertise in marketing, technology, risk management, and regulation to offer its customers an entertaining, safe and secure online gaming experience, an award winning rewards program and access to exclusive sports and gaming content.

“Acquisitions are an important component of our growth strategy and completing our first acquisition as a NASDAQ company is a tremendous milestone for us,” commented Grant Johnson, CEO of Esports Entertainment Group. “Argyll generated $12 million in revenue in 2019, and with its base of more than 100,000 registered users, combined with the deep domain knowledge of its accomplished team, we have a strong foundation to build upon as we seek to capitalize on the wealth of opportunities ahead in this rapidly growing market.”

Argyll CEO Stuart Tilly and CFO Dan Marks joined the Esports Entertainment Group senior leadership team in June as Corporate Secretary and Chief Financial Officer, respectively.

Argyll, incorporated in Switzerland, with operational support services in London, UK and Malta, is licensed and regulated by the UK Gambling Commission under licence no. 000-045143-R-323955-001 and the Irish Revenue Commissioners under licence reference no. 1014456 to operate online sportsbook and casino sites in the UK and Ireland, respectively.

ABOUT ESPORTS ENTERTAINMENT GROUP

Esports Entertainment Group, Inc. is a licensed online gambling company with a specific focus on esports wagering and 18+ gaming. Esports Entertainment offers fixed odds wagering, fantasy and pools on various esports events in a licensed, regulated and secure platform at vie.gg. In addition, Esports Entertainment intends to offer users from around the world the ability to participate in multiplayer mobile and PC video game tournaments for cash prizes. Esports Entertainment is led by a team of industry professionals and technical experts from the online gambling and the video game industries, and esports. The Company holds a license to conduct online gambling and 18+ gaming on a global basis in the UK, Ireland, Malta and Curacao. The Company maintains offices in New Jersey, the UK and Malta. For more information visit www.esportsentertainmentgroup.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

Contact:

U.S. Investor Relations

RedChip Companies, Inc.

Dave Gentry

407-491-4498

dave@redchip.com

Media & Investor Relations Inquiries

AGORACOM

ESPO@agoracom.com

http://agoracom.com/ir/eSportsEntertainmentGroup